                                                               November 30, 1997

Dear Shareholder,

     We are pleased to report that the net asset value per share of the Central European Equity Fund appreciated 22.4% during fiscal 1997, while the share price gained 28.9%. In the fourth quarter ending October 31, 1997 the net asset value per share of the Central European Equity Fund declined 8.2%, in US$ terms. After a phenomenal run-up of Eastern European bourses in the first half of the year, performance during the fourth quarter was influenced by profit taking, partly due to the crisis in Asia's capital markets.

     The Bundesbank council surprised market participants by raising the repo rate by 30 basis points to 3.3%, while leaving the discount and Lombard rates unchanged. Other European central banks followed immediately, which suggests that this step was closely coordinated among the hard currency group. The Bundesbank, however, indicated domestic reasons, citing a prolonged period of monetary expansion and increasing pricing pressure through imported inflation. With the economic recovery in Germany still fragile, we assess this step as a preemptive measure that should help to contain inflationary expectations and enable the Bundesbank to keep rates steady for the next few months. Looking forward, we expect a pick up in domestic demand from about 1% currently to around 2% in 1998. For 1998, overall economic growth is expected to reach 3%, with exports being the main driver, while inflationary pressures should continue to be moderate at around 1.8%. Average growth in Central and Eastern Europe continues to be attractive and should still, by far, outpace Western Europe given the huge productivity reserves that remain to be exploited. The recent global stock market turbulence is once more a reminder that emerging markets are inherently volatile. In our view, local stock markets continue to be attractive over the long run as structural reforms continue to benefit the region.

     On November 5th, the Central European Equity Fund's Board of Directors declared a year-end dividend of $6.55 per share to stockholders of record on November 17th, payable on January 13, 1998. The amount marks the highest distribution in the history of the Fund. A substantial part of the dividend is attributable to realized long-term capital gains, which reflects the favorable price development in German stocks as well as the Fund's asset allocation shift in favor of the emerging markets of Central and Eastern Europe. The Central European Equity Fund has a Dividend Reinvestment Plan and a Voluntary Cash Purchase Plan which provide shareholders with a convenient means of building holdings in the Fund at a reduced cost. Furthermore, the Central European Equity Fund continues its open-market purchases and bought a total of 111,200 shares at an average discount of 18.2% during the fourth quarter. At the same time the average discount narrowed by 3.4% compared with last year's fourth quarter. Management believes that the shares are attractively priced and continues to buy back shares in an ongoing effort to enhance shareholders' value.

                                      Sincerely,

         Dr. Ronaldo H. Schmitz                        G. Richard Stamberger
         Chairman and President                        Chief Executive Officer

                      FUND HISTORY AS OF OCTOBER 31, 1997

                   STATISTICS

Net Assets                             $325,971,847
Shares Outstanding                       11,639,937
NAV Per Share                                $28.00


                  TOTAL RETURNS

            Period                             NAV
            ------                             ---
1 year ended 10/31/97                         22.41%
3 years ended 10/31/97*                       18.37%
5 years ended 10/31/97*                       19.39%

* Average annual return


               OTHER INFORMATION

NYSE Ticker Symbol                               CEE
Dividend Reinvestment Plan                       Yes
Voluntary Cash Purchase Program                  Yes
Annual Expense Ratio                           1.10%


DIVIDEND & CAPITAL GAIN DISTRIBUTIONS

 Record      Ordinary     LT Capital
  Date        Income        Gains
 ------      --------     ----------
11/17/97      $1.55        $5.00**
9/3/97          --          $0.02
12/19/96      $0.11         $1.79
12/27/95      $0.16         $0.22

** Includes $3.49 of capital gains taxable at the 20% tax rate


                                 PERFORMANCE

                              Year Ended            Year Ended
                               10/31/97              10/31/96
                              ----------            ----------
Net Asset Value                 22.41%                20.74%

Market Value                    28.93%                25.28%

DAX                             22.70%                14.36%



               10 LARGEST EQUITY HOLDINGS AS OF OCTOBER 31, 1997

                       % of                                  % of
                     Portfolio                             Portfolio
                     ---------                             ---------
1.  Gedeon Richter      5.8         6.  Commerzbank           3.1
2.  VEBA                5.1         7.  Hoechst               3.0
3.  Elektrim            3.4         8.  Pliva                 2.9
4.  SPT Telecom         3.2         9.  Zagrebacka Banka      2.7
5.  Volkswagen          3.1        10.  SGL Carbon            2.5

                        [MAP OF CENTRAL EUROPE]


Country            % of Portfolio
-------            --------------
Germany                33.1
Hungary                17.6
Russia                 15.1
Poland                 14.3
Czech Republic          7.7
Croatia                 5.8
Austria                 2.1
Estonia                 1.5
Ukraine                 1.2
Slovenia                1.0
Lithuania                .6
                      -----
Total                 100.0%
                      =====

                      INTERVIEW WITH THE PORTFOLIO MANAGER

QUESTION: How does the most recent Asian currency crisis affect the regional markets and their level of competitiveness?

ANSWER: A dominant argument in almost any discussion on Eastern Europe as a production location is the low wage level. In order to obtain an accurate picture of competitiveness, wages and productivity need to be considered together. Comparing countries in which the Central European Equity Fund (CEE) has a significant equity exposure, results are quite mixed. In the Czech Republic, excessive nominal wage growth erodes competitiveness, resulting in inflationary pressure. In Russia, unit labor costs have been almost entirely determined by nominal wage increases and the exchange rate development. Following continued productivity losses, Russia will likely post a positive figure this year and next. Productivity gains in Hungary and Poland are among the highest in Eastern Europe and should continue to have a positive impact on corporate earnings and economic performance. If one uses purchasing power parity related to total GDP the result clearly implies an undervaluation of each currency in Eastern Europe. Most Eastern European currencies have experienced a slow but constant devaluation over the past few years which has significantly benefited the local export industry.

QUESTION: The Central European Equity Fund declared a large dividend of $6.55 per share, payable January 13, 1998. Do you expect similar dividend payments going forward?

ANSWER: The dividend for CEE is unusually large this time because of portfolio restructuring. During the year the Fund decreased its equity exposure to Germany while increasing its emerging markets exposure in Eastern and Central Europe. In addition, the German equity holdings have appreciated significantly and the accumulated capital gains had to be realized. Unlike industrial companies, investment companies, such as CEE, are required to pay out all realized capital gains and earned income. As a result, a fund's share price cannot reflect retained earnings and related growth. However, fund investors can maintain their proportionate ownership in fund shares by taking stock instead of a cash distribution.

QUESTION: How far have you progressed in your effort to restructure the Fund's exposure towards emerging markets, and what is going to be your new benchmark?

ANSWER: Most of CEE's intended restructuring has been achieved as the Fund gained significant exposure to the emerging markets of Eastern and Central Europe. We expect to fine-tune our asset allocation over the coming months by taking advantage of the recent volatility in emerging markets. At the last Board meeting, the Directors decided, after considering the manager's and investment advisor's recommendation, to adopt a custom-tailored benchmark for the Central European Equity Fund in order to appropriately reflect the Fund's investment universe in the region. The country weightings will be as follows: Germany 30%, Russia 20%, Hungary 17.5%, Poland 17.5% and Czech Republic 15%. This index-composite is based on Morgan Stanley Capital International's standard country indices calculated daily and rebalanced on a monthly basis. The new benchmark will become effective as of January 1, 1998.

We realize that most other funds use a benchmark that does not include Germany but allocate a much higher portion to the Russian equity market. The new index intends to blend the economic importance of the countries in the region, their market capitalization, and the Fund's investment universe (as defined by the Fund's fundamental guidelines). The Central European Equity Fund intends to offer a well-diversified alternative to regional and country specific funds with the additional potential to participate in the smaller and faster growing equity markets in the region.

Hanspeter Ackermann, Portfolio Manager of the Central European Equity Fund

                 REPORT FROM THE INVESTMENT ADVISER AND MANAGER

OUTLOOK FOR THE CENTRAL AND EASTERN EUROPEAN ECONOMIES

     Germany: With less than a year before the general election in Germany, political parties are currently preparing for what promises to become one of the fiercest election campaigns in German history. While the outcome is still wide open, one thing appears to be clear: the odds for sweeping, pro-market reforms of the income tax system or the pension system are low, regardless of who wins the elections. In the meantime, optimism with regard to domestic demand has gained ground as macroeconomic trends continue to firm, suggesting strong growth well into 1998. We see limited effects of the Asian crisis for Germany, along with most of Europe, as there is relatively little direct economic exposure to the region. During the first half of 1997, Southeast Asia, Hong Kong, South Korea and Taiwan taken together accounted for around 5% of total German exports, with another 2% going to Japan.

     Czech Republic: After the May currency crisis, it seemed that the right policy mix had been put into place, as the Czech government announced it would tighten fiscal policy, restrict wage growth, and accelerate structural reforms. The new policy mix as well as the free float of the Czech Koruna seemed well-suited to reducing the country's large current account deficits. However, the announced policy measures have been implemented rather slowly. Fiscal policy was not tightened sufficiently to ensure a balanced budget. As a consequence, inflation is edging up. The lack of fiscal adjustment has led to warnings by the Czech National Bank that unless the 1997 budget is balanced and the 1998 budget in surplus, interest rates will not be lowered.

     Russia: There are two main factors that contributed to the most recent tensions in the Russian capital markets: contagion and leveraged foreign capital. Contagion has hit Russia in three waves: the Asian crisis and recent problems in Brazil have forced a variety of banks and institutions to liquidate some of their emerging markets assets, especially Korean and Brazilian banks which are reported to have sold Russian assets. In the second wave, institutional investors were looking for a hedge by building short-positions in external debt to offset losses from long positions in domestic assets. In the third wave, retail investors have joined the bandwagon and started to sell assets where they had realized profits, mainly in the Russian equity market.

     Recent press comments calling for a devaluation of the rouble, in our view, are overly simplistic. The current account remains in surplus by over US$ 10 bn and external debt is moderate at less than 30% of GDP, with external debt service at only 8% of exports. A devaluation would not have a substantial impact on exports, given that the majority of export revenue comes from commodities. Pricing of commodities is largely in US$ and determined by global demand and supply, making Russian exports largely insensitive to changes in the exchange rate. Furthermore the recent decision by Shell and British Petroleum to move into Russian oil assets confirms our view that asset prices remain inexpensively valued at the current exchange rate.

     Economic fundamentals remain reasonably strong with GDP growing by 1% in September and inflation on the decline. There is one pitfall, however, which is government lending to finance a huge fiscal deficit of over 7% of GDP. Therefore, the current Russian problem lies in inadequate collection of taxes and not in an overvalued currency. The 1998 budget projects an overall deficit of 4.8% of GDP that can only be attained with a restructuring of the tax system. Privatization is proceeding and its receipts should help to improve the fiscal shortfall. We continue to believe that the authorities will remain committed to maintaining currency stability by raising interest rates again if necessary.

THE FUND'S PORTFOLIO STRATEGY

     CEE's current overweight in German equities protects the portfolio against price volatility in the emerging markets. We stay overweighted in Hungary which remains one of the most attractive markets in the region from a fundamental point of view. We expect to expand our equity exposure to the Baltic region as well as increase our weightings in Hungary, Poland and Russia as opportunities arise.

                          DISCOUNT TO NET ASSET VALUE

     As mentioned in the semi-annual report, some shareholders have expressed concern about the high discounts to net asset value that closed-end country funds have been trading at in recent years. While the Directors of your Fund share these concerns, they must also balance the interests of all shareholders. As we know, and as was stated in your Fund's initial offering prospectus, 'shares of closed-end funds frequently trade at a discount from net asset value.' Sometimes the discounts widen when investors seek opportunities elsewhere and there is an imbalance in demand. This has been true since 1994, as the U.S. stock market has been steadily out-performing the Western European markets. To the extent the sentiment changes and more investors return to seek greater value overseas, a higher demand for Western European country funds could help over-all discounts to narrow. This would have a positive effect on your market price return.

     For example, during the 12 months to October 31, 1997, your Fund's discount narrowed from 20.1% to 17.4%. As a result, while the net asset value per share increased 22.4% during the period, the market value increased 28.9%. (Both calculations have been adjusted to include distributions). Thus not only is there value in a discount--the ability to effectively own shares of portfolio securities at 82.6% of their market price--there is the added benefit that during times of a decline in the discount, total market value return exceeds net asset value return. Obviously, we cannot predict what will happen, but we want shareholders to realize that the existence of a discount can also present an opportunity.

     Your Independent Directors review CEE's discount at every Board meeting and regularly consider steps aimed at reducing it. These steps include open-market purchases of shares and increased marketing efforts. While special SEC constraints do place some limitations on the extent of Fund repurchases, we have tried to be active in the market. During your Fund's current fiscal year, 722,257 shares were repurchased. A public relations firm has also been assisting in obtaining favorable media coverage for your Fund and working on newsletter mailings.

     In conclusion, the Board believes that the closed-end format is intentionally different from the open-end one. Its advantages are: i) flexibility of portfolio management where cash position and security selection do not depend on liquidity considerations and ii) predictable and relatively constant asset size and resulting expense ratio. This has been the nature of your Fund from the outset. The Board believes your Fund should be run in the best interests of all shareholders and is working diligently towards that end.

----------------------------------------------------------
THE CENTRAL EUROPEAN EQUITY FUND, INC.
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1997

----------------------------------------------------------
                                                 VALUE
   SHARES               DESCRIPTION             (NOTE 1)
----------------------------------------------------------
INVESTMENTS IN GERMAN SECURITIES-
               31.4% OF NET ASSETS
               COMMON STOCKS-26.7%
               APPAREL-2.0%
       46,000  Adidas........................ $  6,639,477
                                              ------------
               AUTOMOTIVE-5.2%
      109,000  DaimlerBenz...................    7,283,061
       16,300  Volkswagen....................    9,608,758
                                              ------------
                                                16,891,819
                                              ------------
               BANKING-2.9%
      280,000  Commerzbank...................    9,475,876
                                              ------------
               CHEMICAL-7.4%
      200,000  Bayer.........................    6,999,884
      244,000  Hoechst.......................    9,259,748

       55,000  SGL Carbon....................    7,699,873
                                              ------------
                                                23,959,505
                                              ------------
               INSURANCE-2.6%
        9,000  Allianz.......................    1,999,306
        6,500  Victoria Holding..............    6,317,250
                                              ------------
                                                 8,316,556
                                              ------------
               STEEL MANUFACTURING-1.8%
       14,000  Mannesmann....................    5,896,101
                                              ------------
               UTILITIES-4.8%
      281,000  VEBA..........................   15,621,948
                                              ------------
               Total Common Stocks
                 (cost $56,510,983)..........   86,801,282
                                              ------------
               PREFERRED STOCKS-4.7%
               BROADCASTING-1.1%
       75,300  Prosieben Media*..............    3,680,927
                                              ------------
               CHEMICALS-1.9%
      120,000  Henkel........................    6,213,120
                                              ------------
               MEDICAL EQUIPMENT-1.7%
       32,000  Fresenius.....................    5,387,018
                                              ------------
               Total Preferred Stocks
                 (cost $16,047,076)..........   15,281,065
                                              ------------
               Total Investments in German
                 Securities
                 (cost $72,558,059)..........  102,082,347
                                              ------------
INVESTMENT IN AUSTRIAN
              COMMON STOCK-2.0%
               STEEL MANUFACTURING-2.0%
      150,000  VA Stahl
                 (cost $6,669,731)........... $  6,477,217
                                              ------------
INVESTMENTS IN CROATIAN
               COMMON STOCKS-5.5%
               BANKING-2.5%
      260,000  Zagrebacka Banka (GDR)*           8,287,500
                                              ------------
               BREWING-.3%
        6,887  Karlovacka Pivovara*..........      794,309
                                              ------------
               PHARMACEUTICALS-2.7%
      577,400  Pliva (GDR)...................    8,949,700
                                              ------------
               Total Investments in

               Croatian Common Stocks
               (cost $10,990,003)............   18,031,509
                                              ------------
INVESTMENTS IN CZECH REPUBLIC
              COMMON STOCKS-7.3%
               BANKING-1.7%
      262,500  Komercni Banka (GDR)* ........    3,806,250
       82,900  Komercni Banka*...............    1,650,498
                                              ------------
                                                 5,456,748
                                              ------------
               BEVERAGES & TOBACCO-.9%
       11,995  Tabak.........................    3,009,786
                                              ------------
               CONSTRUCTION-.8%
      102,338  IPS Praha.....................      698,030
       24,987  Metrostav*....................    1,858,008
                                              ------------
                                                 2,556,038
                                              ------------
               ELECTRICAL-.5%
       50,000  Ceske Energeticke Zavody*.....    1,583,710
                                              ------------
               ENGINEERING-.1%
        8,500  Ceska Zbrojovka...............      456,154
                                              ------------
               TELECOMMUNICATIONS-3.0%
       85,000  SPT Telecom*..................    9,743,590
                                              ------------
               UTILITIES-.3%
        7,776  Elektrarny Opatovice..........      985,195
                                              ------------
               Total Investments in Czech
                 Republic Common Stocks
                 (cost $28,262,315)..........   23,791,221
                                              ------------

* Non-income producing securities.
See Notes to Financial Statements.

------------------------------------------------------
                                             VALUE
   SHARES             DESCRIPTION           (NOTE 1)
------------------------------------------------------
INVESTMENTS IN ESTONIAN
              COMMON STOCKS-1.4%
              BANKING-1.2%
     300,000  Hansabank*.................   $3,820,755
                                          ------------
              PHARMACEUTICALS-.2%

      85,100  Tallina Farmaatsi..........      833,708
                                          ------------
              Total Investments in
                Estonian Common Stocks
                (cost $4,797,485)........    4,654,463
                                          ------------
INVESTMENTS IN HUNGARIAN
              COMMON STOCKS-16.7%
              AUTOMOTIVE-1.2%
      45,000  Mezogep*...................    1,251,740
      92,634  North American Bus.........    2,521,823
                                          ------------
                                             3,773,563
                                          ------------
              BANKING-2.2%
     225,000  OTP Bank (GDR).............    7,003,125
                                          ------------
              CHEMICAL-1.3%
      77,048  Pannonplast................    4,250,253
                                          ------------
              FOOD MANUFACTURING-1.5%
      60,500  Pick Szeged................    4,990,977
                                          ------------
              LEISURE & TOURISM-1.6%
     170,000  Danubius Hotels*...........    5,342,356
                                          ------------
              MANUFACTURING-1.5%
      92,635  Graboplast*................    5,015,043
                                          ------------
              PHARMACEUTICALS-6.5%
      70,000  Egis Gyogyszergyar* .......    3,298,788
      44,000  Gedeon Richter.............    4,060,840
     148,000  Gedeon Richter (GDR).......   13,764,000
                                          ------------
                                            21,123,628
                                          ------------
              UTILITIES-.9%
      54,000  Primagaz...................    2,227,378
      18,000  Primagaz
                (Austrian Certs).........      742,459
                                          ------------
                                             2,969,837
                                          ------------
              Total Investments in
                Hungarian Common Stocks
                (cost $38,702,431).......   54,468,782
                                          ------------
INVESTMENT IN LITHUANIAN
              COMMON STOCK-.6%
              BANKING-.6%
      32,000  Bankas Hermis*
                (cost $2,205,961)........   $1,832,687
                                          ------------
INVESTMENTS IN POLISH

              COMMON STOCKS-13.5%
              AUTOMOTIVE-1.9%
     231,216  Debica.....................    6,069,008
                                          ------------
              BANKING-2.6%
      60,000  Bank Handlowy W
                Warszawie*...............      801,141
     197,500  Bank Rozwoju Eksportu......    3,549,929
      80,000  Bank Przemyslowo-
                Handlowy.................    4,131,241
                                          ------------
                                             8,482,311
                                          ------------
              BREWING-.8%
      35,300  Zaklady Piwowarskie w
                Zywcu....................    2,618,545
                                          ------------
              CABLES-.8%
     334,480  Bydgoska Fabryka Kabli*....    2,719,738
                                          ------------
              CONSTRUCTION-1.7%
     299,940  Exbud*.....................    2,695,609
      67,622  Mostostal Warszawa* .......      563,356
     413,805  Mostostal Zabrze...........    2,266,778
                                          ------------
                                             5,525,743
                                          ------------
              DATA PROCESSING-.4%
      86,903  Computerland
                Poland*..................    1,462,847
                                          ------------
              ELECTRICAL-3.5%
   1,112,285  Elektrim...................   10,408,830
      86,563  Elektrobudowa*.............    1,066,911
                                          ------------
                                            11,475,741
                                          ------------
              ENERGY SOURCES-.2%
      35,000  Mol Magyar Olay-ES Gazipari
                (GDR)*...................      756,875
                                          ------------
              FOOD & HOUSEHOLD
                PRODUCTS-.9%
     320,000  Animex*....................      657,347
     106,000  Jutrzenka..................    2,162,340
                                          ------------
                                             2,819,687
                                          ------------
              INDUSTRIAL COMPONENTS -.3%
     119,170  Stomil Olsztyn.............      935,000
                                          ------------

* Non-income producing securities.
See Notes to Financial Statements.

------------------------------------------------------
                                             VALUE
   SHARES             DESCRIPTION           (NOTE 1)
------------------------------------------------------
              MANUFACTURING-.4%
      74,952  Stomil Sanok*..............   $1,176,137
                                          ------------
              Total Investments in Polish
                Common Stocks
                (cost $44,148,234).......   44,041,632
                                          ------------
INVESTMENTS IN RUSSIAN
              COMMON STOCKS-14.3%
              ENERGY SOURCES-4.0%
      74,000  Lukoil Holding (ADR).......    6,142,000
      50,000  Tatneft (ADR)..............    7,000,000
                                          ------------
                                            13,142,000
                                          ------------
              TELECOMMUNICATIONS-3.2%
         115  Rostelecom (RDC)*..........    3,898,500
     200,000  Vimpel Communications
                (ADR)*...................    6,550,000
                                          ------------
                                            10,448,500
                                          ------------
              UTILITIES-7.1%
     160,000  Gazprom (ADR)* ............    3,400,000
         105  Irkutskenergo (RDC)* ......    5,460,000
      90,000  Mosenergo (ADR)............    3,780,000
      90,000  AO Mosenergo 144A
                (ADR)++..................    3,780,000
     220,000  Unified Energy Systems
                (GDR)*...................    6,600,000
                                          ------------
                                            23,020,000
                                          ------------
              Total Investments in
                Russian Common Stocks
                (cost $38,902,685).......   46,610,500
                                          ------------
INVESTMENTS IN SLOVENIAN
              COMMON STOCKS-.9%
              BANKING-.3%
      50,000  SKB Banka (GDR)............      930,000
                                          ------------
              REAL ESTATE-.6%
     233,000  BTC (GDR)*.................    2,120,300
                                          ------------

              Total Investments in
                Slovenian Common Stocks
                (cost $3,210,960)........    3,050,300
                                          ------------

INVESTMENTS IN UKRAINIAN
              INVESTMENT FUNDS-1.1%
      26,910  SGLT Ukraine Fund..........   $2,610,270
     121,750  Ukrainian Opportunity
                Fund+*...................    1,217,500
                                          ------------
              Total Investments in
                Ukrainian Investment
                Funds
                (cost $4,153,636)........    3,827,770
                                          ------------


------------
U.S. Dollars
         (In  Repurchase Agreements**-13.5%
  Thousands)
------------

      25,000  Agreement with J.P. Morgan
                Securities Inc., 5.73%
                dated 10/31/97, due
                11/03/97 in the amount
                of $25,011,938
                collateralized by FNMA of
                $24,910,000, 7.79% due
                9/27/06..................    25,000,000
      19,016  Agreement with Lehman
                Brothers, Inc., 5.68% dated
                10/31/97, due 11/3/97 in
                the amount of $19,025,041
                collateralized by FHLBC
                of $13,000,000, 7.25% due
                10/23/06, FHLBC of
                $6,080,000, 5.7% due
                2/25/98..................     19,016,040
                                            ------------
              Total Repurchase Agreements
                (cost $44,016,040).......     44,016,040
                                            ------------
              Total Investments--108.3%
                (cost $298,617,540)          352,884,468
              Liabilities in excess of
                cash and other assets--
                (8.3%)...................    (26,912,621)
                                            ------------
              Net Assets--100%...........   $325,971,847
                                            ============

 * Non-income producing securities.

** Investment of cash collateral received for portfolio securities on loan.
 + Illiquid security. Restricted to resale to institutional investors only. ++ 144A. Restricted to resale to institutional investors only.
   See Notes to Financial Statements.

ADR - American Depository Receipt
GDR - Global Depository Receipt
RDC - Russian Depository Certificate

--------------------------------------------------------------------------------
THE CENTRAL EUROPEAN EQUITY FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1997
--------------------------------------------------------------------------------

ASSETS
Investments, at value (cost $298,617,540).............................................................   $352,884,468
Cash (includes $1,036,637 equivalent in an interest-bearing Deutsche mark account with Deutsche Bank
  AG).................................................................................................      1,555,874
Receivable for securities sold........................................................................     20,615,155
Interest receivable...................................................................................        222,053
Dividends receivable..................................................................................         12,047
Foreign withholding tax refund receivable.............................................................         57,056
Other assets..........................................................................................          1,726
                                                                                                         ------------
     Total assets.....................................................................................    375,348,379
                                                                                                         ------------
LIABILITIES
Payable upon return of securities loaned..............................................................     44,016,040
Payable for securities purchased......................................................................      4,729,833
Payable for securities lending brokers' rebate and agency fees........................................        199,982
Management fee payable................................................................................        181,247
Investment advisory fee payable.......................................................................         87,030
Accrued expenses and accounts payable.................................................................        162,400
                                                                                                         ------------
     Total liabilities................................................................................     49,376,532
                                                                                                         ------------
NET ASSETS............................................................................................   $325,971,847
                                                                                                         ------------
                                                                                                         ------------
Net assets consist of:
Paid-in capital, $.001 par (Authorized 80,000,000 shares of common stock). ...........................   $228,999,535
Cost of 1,866,037 shares held in treasury.............................................................    (33,608,494)
Undistributed net realized gain on investments and foreign currency transactions......................     76,116,527
Net unrealized appreciation of investments and foreign currency.......................................     54,464,279
                                                                                                         ------------
Net assets............................................................................................   $325,971,847
                                                                                                         ------------

                                                                                                         ------------
Net asset value per share ($325,971,847 divided by 11,639,937 shares of common stock issued and
  outstanding)........................................................................................         $28.00
                                                                                                               ------
                                                                                                               ------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE CENTRAL EUROPEAN EQUITY FUND, INC.
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                                                                           For the year
                                                                                                              ended
                                                                                                           October 31,
                                                                                                               1997
                                                                                                           ------------
NET INVESTMENT INCOME

Income
  Dividends (net of foreign withholding taxes of $504,242)...............................................  $  4,193,239
  Interest...............................................................................................       485,467
                                                                                                           ------------
     Total income........................................................................................     4,678,706
                                                                                                           ------------
Expenses
  Management fee.........................................................................................     1,926,146
  Investment advisory fee................................................................................       930,216
  Custodian and Transfer Agent's fees and expenses.......................................................       157,469
  Directors' fees and expenses...........................................................................       136,479
  Legal fee..............................................................................................       102,695
  Audit fee..............................................................................................        55,000
  Reports to shareholders................................................................................       267,310
  NYSE listing fee.......................................................................................        24,260
  Miscellaneous..........................................................................................        34,748
                                                                                                           ------------
     Total expenses......................................................................................     3,634,323
                                                                                                           ------------
Net investment income....................................................................................     1,044,383
                                                                                                           ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS

Net realized gain (loss) on:

  Investments............................................................................................    76,928,523
  Foreign currency transactions..........................................................................    (1,323,542)
Net change in unrealized appreciation/depreciation on:
  Investments............................................................................................   (12,693,644)
  Translation of other assets and liabilities from foreign currency......................................       170,824
                                                                                                           ------------
Net gain on investments and foreign currency transactions................................................    63,082,161
                                                                                                           ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....................................................  $ 64,126,544
                                                                                                           ------------
                                                                                                           ------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE CENTRAL EUROPEAN EQUITY FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                         For the year   For the year
                                                                                            ended          ended
                                                                                         October 31,    October 31,
                                                                                             1997           1996
                                                                                         ------------   ------------
INCREASE (DECREASE) IN NET ASSETS
Operations
  Net investment income................................................................  $  1,044,383   $  1,984,462
  Net realized gain (loss) on:
     Investments.......................................................................    76,928,523     20,451,559
     Foreign currency transactions.....................................................    (1,323,542)      (560,456)
  Net change in unrealized appreciation/depreciation on:
     Investments.......................................................................   (12,693,644)    27,635,207
     Translation of other assets and liabilities from foreign currency.................       170,824        (56,786)
                                                                                         ------------   ------------
  Net increase in net assets resulting from operations.................................    64,126,544     49,453,986
                                                                                         ------------   ------------
Distributions to shareholders from:
  Net investment income................................................................    (1,323,775)    (1,620,431)
  Net realized foreign currency gains*.................................................       --            (323,421)
  Net realized long term capital gains.................................................   (20,965,478)    (2,591,700)
                                                                                         ------------   ------------
                                                                                          (22,289,253)    (4,535,552)
                                                                                         ------------   ------------
Capital share transactions:
  Net proceeds from reinvestment of dividends (592,008 and 136,723 shares,
     respectively, issued from treasury)...............................................    12,082,868      2,426,833

  Cost of shares repurchased (722,257 and 325,300 shares, respectively)................

                                                                                          (17,080,984)    (5,741,488)
                                                                                         ------------   ------------
  Net decrease in net assets from capital share transactions...........................    (4,998,116)    (3,314,655)
                                                                                         ------------   ------------

Total increase in net assets...........................................................    36,839,175     41,603,779
NET ASSETS
Beginning of year......................................................................   289,132,672    247,528,893
                                                                                         ------------   ------------
End of year (including undistributed net investment income of $-0- and $1,304,857,
  respectively)........................................................................  $325,971,847   $289,132,672
                                                                                         ------------   ------------
                                                                                         ------------   ------------

* Characterized as ordinary income for tax purposes.
See Notes to Financial Statements.

--------------------------------------------------------
THE CENTRAL EUROPEAN EQUITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------

NOTE 1. ACCOUNTING            The Central European Equity Fund, Inc. (the
POLICIES                      'Fund') was incorporated in Maryland on
                              February 7, 1990 as The Future Germany Fund, Inc.,
a non-diversified, closed-end management investment company. The Fund commenced investment operations on March 6, 1990. Pursuant to shareholder approvals, on June 29, 1995, the Fund changed its name and investment objective to allow investment in Central European countries, and on June 20, 1997, the Fund changed its investment policies to permit increased flexibility in the geographic distribution of the Fund's investments.

    The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SECURITY VALUATION: Investments are stated at value. All securities for which market quotations are readily available are valued at the last sales price on the primary exchange on which they are traded prior to the time of valuation, or, if no sales price is available at that time, at the price established by the exchange. Securities that are traded in the unregulated market are valued, if bid and asked quotations are available, at the current bid price. If bid and asked quotations are not available, then such securities will be valued as determined in good faith by the Board of Directors of the Fund. Investments in securities having a maturity of 60 days or less are valued at amortized cost.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Cost of securities sold is calculated using the identified cost method. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Such dividend income and interest income is recorded net of unrecoverable foreign withholding tax.

REPURCHASE AGREEMENTS: The Fund's custodian takes possession of collateral pledged for investments in repurchase agreements, the market value of which is required to be at least 102 percent of the resale amount at the time of purchase. The value of the collateral is marked-to-market on a daily basis and additional collateral is requested from the counterparty, as necessary, to ensure that its value is at least equal at all times to the total amount of the repurchase obligation, including interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

LOANS OF PORTFOLIO SECURITIES: The Fund may lend portfolio securities while it continues to earn dividends on such securities loaned. The cash collateral received is at least equal at all times to 105 percent of the market value of the securities loaned, which are marked-to-market daily. Such collateral is invested in short term instruments and any interest income in excess of agency fees and of a predetermined rebate to the borrowers is earned by the Fund as interest income.

FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in United States dollars.

    Assets and liabilities denominated in Deutsche mark ('DM') and other foreign currency amounts are translated into United States dollars at the 10:00 A.M. mid-point of the buying and selling spot rates quoted by the Federal Reserve Bank of New York. Purchases and sales of investment securities, income and expenses are reported at the rate of exchange prevailing on the respective dates of such transactions. The resultant gains and losses arising from exchange rate fluctuations are identified separately in the Statement of Operations, except for such amounts attributable to investments, which are included in net realized and unrealized gains and losses on investments.

    Foreign investments may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among others, the possibility of political and economic developments and the level of governmental supervision and regulation of foreign securities markets.

TAXES: No provision has been made for United States Federal income tax because the Fund intends to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund records dividends and distributions to its shareholders on the ex-dividend date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and net assets are not affected.

    During the year ended October 31, 1997, the Fund reclassified permanent book and tax differences as follows:

                                             INCREASE
                                            (DECREASE)
                                           ------------
Undistributed net investment
  income................................   $ (1,025,465)
Undistributed net realized gain on
  investments and foreign currency
  transactions..........................      1,025,465
Paid-in capital.........................              0

                                  The Fund has
NOTE 2. MANAGEMENT                The Fund has entered into a Management
AND INVESTMENT                    agreement with Deutsch Morgan Grenfell Inc.
ADVISORY AGREEMENTS               (the 'Manager') and an Investment Advisory
                                  Agreement with Deutsche Asset Management
GmbH (the 'Investment Adviser').The Manager and the Investment Adviser are affiliated companies.

    The Management Agreement provides the Manager with a fee, computed weekly and payable monthly, at the annual rates of .65% of the Fund's average weekly net assets up to $100 million, and .55% of such assets in excess of $100 million. The Investment Advisory Agreement provides the Investment Adviser with a fee, computed weekly and payable monthly, at the annual rates of .35% of the Fund's average weekly net assets up to $100 million and .25% of such assets in excess of $100 million.

    Pursuant to the Management Agreement, the Manager will be the corporate manager and administrator of the Fund and, subject to the supervision of the Board of Directors and pursuant to recommendations made by the Fund's Investment Adviser, will determine the suitable securities for investment by the Fund. The Manager will also provide office facilities and certain administrative, clerical and bookkeeping services for the Fund. Pursuant to the Investment Advisory Agreement, the Investment Adviser, in accordance with the Fund's stated investment objective, policies and restrictions, will make recommendations to the Manager with respect to the Fund's investments and, upon instructions given by the Manager as to suitable securities for investment by the Fund, will transmit purchase and sale orders and select brokers and dealers to execute portfolio transactions on behalf of the Fund.

NOTE 3. TRANSACTIONS             For the year ended October 31, 1997, Deutsche
WITH AFFILIATES                  Bank AG, the German parent of the Manager and

                                 Investment Adviser, received $497,876 and
Deutsche Morgan Grenfell Inc. received $7,807 in brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Fund.

    For the year ended October 31, 1997, interest income earned on the Deutsche mark account with Deutsche Bank AG was $162,179.

    Certain directors and officers of the Fund are also directors and officers of either the Manager, the Investment Adviser or Deutsche Bank AG.

NOTE 4. PORTFOLIO          Purchases and sales of investment securities, other
SECURITIES                 than short-term investments, for the year ended
                           October 31, 1997 were $217,470,851 and $250,522,734,
respectively.

    The cost of investments at October 31, 1997 was $298,645,666 for United States Federal income tax purposes. Accordingly, as of October 31, 1997, net unrealized appreciation of investments aggregated $54,238,802, of which $71,093,427 and $16,854,625 related to unrealized appreciation and depreciation, respectively.

NOTE 5. PORTFOLIO          At October 31, 1997, the market value of the
SECURITIES LOANED          securities loaned and amount of collateral received
                           with respect to such loans were $41,773,572 and
$44,016,040, respectively. For the year ended October 31, 1997, net earnings to the Fund from investing such collateral were $318,964, after deducting borrowers' rebate and agency fees of $4,830,615 and $126,913, respectively.

NOTE 6. CAPITAL            During the years ended October 31, 1997 and 1996,
                           the Fund purchased 722,257 and 325,300 of its
shares of common stock on the open market at a total cost of $17,080,984 and $5,741,488, respectively. The weighted average discount of these purchases comparing the purchase price to the net asset value at the time of purchase was 16.2% and 22.8%, respectively. These shares are held in treasury.

NOTE 7. DIVIDEND           On November 5, 1997, the Board of Directors of the
                           Fund declared a dividend of $6.55 per share to
stockholders of record on November 17, 1997, payable on January 13, 1998.

--------------------------------------------------------
THE CENTRAL EUROPEAN EQUITY FUND, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------
Selected data for a share of common stock outstanding throughout each of the periods indicated:

                                      FOR THE YEAR ENDED OCTOBER 31,
                               1997      1996      1995      1994      1993
                               ---       ---       ---       ---       ---

Per share operating
 performance:
Net asset value:
 Beginning of year..........  $24.56    $20.70    $18.65    $16.76    $13.56
                                 ---       ---       ---       ---       ---
Net investment income.......     .09       .17       .13       .19       .15
Net realized and unrealized
 gain on investments and
 foreign currency
 transactions...............    5.26      3.93      2.03      1.76      3.35
                                 ---       ---       ---       ---       ---
Increase from investment
 operations.................    5.35      4.10      2.16      1.95      3.50
                                 ---       ---       ---       ---       ---
Increase resulting from
 share repurchases..........     .28       .14       .09       .02         -
                                 ---       ---       ---       ---       ---
Distributions from net
 investment income..........    (.11)     (.13)     (.19)     (.08)     (.17)
Distributions from net
 realized foreign currency
 gains+.....................       -      (.03)     (.01)        -      (.13)
Distribution from net
 realized long term capital
 gains......................   (1.81)     (.22)        -         -         -
                                 ---       ---       ---       ---       ---
Total distributions.........   (1.92)     (.38)     (.20)     (.08)     (.30)
                                 ---       ---       ---       ---       ---
Dilution in NAV from
 dividend reinvestment......    (.27)        -         -         -         -
                                 ---       ---       ---       ---       ---
Net asset value:
 End of year................  $28.00    $24.56    $20.70    $18.65    $16.76
                                 ---       ---       ---       ---       ---
                                 ---       ---       ---       ---       ---
Market value:
 End of year................  $23.125   $19.625   $16.00    $15.25    $16.00
Total investment return for
 the year:++
 Based upon market value....   28.93%    25.28%     6.37%    (3.42)%   33.88%
 Based upon net asset
   value....................   22.41%    20.74%*   12.22%    12.90%    29.55%
Ratio to average net assets:
 Total expenses.............    1.10%     1.08%     1.24%     1.14%     1.32%
 Net investment income......     .32%      .73%      .68%     1.07%     1.12%
Portfolio turnover..........   68.20%     52.3%    38.89%    32.38%    33.72%
Average brokerage
 commissions**..............    $.12      $.22         -         -         -
Net assets at end of year
 (000's)....................  $325,972  $289,133  $247,529  $226,554  $204,388

------------------

 + Characterized as ordinary income for tax purposes.


++ Total investment return is calculated assuming that shares of the Fund's common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains and other distributions were reinvested at the lower of the net asset value or the closing market value and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund's net asset value is substituted for the closing market value.

 * Total investment return reflects the change in investment objectives of the Fund (see Note 1).

** Represents average brokerage commission rate per share of total security trades on which brokerage commissions were charged. This information is only presented for the periods beginning with the year ended October 31, 1996.

--------------------------------------------------------
          REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------

To the Board of Directors and Shareholders of The Central European Equity Fund, Inc.

     In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Central European Equity Fund, Inc. (the 'Fund') at October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP

1177 Avenue of the Americas
New York, New York
December 22, 1997

--------------------------------------------------------
         REPORT OF STOCKHOLDERS' MEETING
                   (UNAUDITED)
--------------------------------------------------------

     The Fund held its Annual Meeting of Stockholders on June 20, 1997. The three matters voted upon by stockholders and the resulting votes for each matter were reported by Morrow & Co. as follows:

                                          VOTING RESULTS*
                                    ---------------------------
                                            Against/
                                     For    Withheld  Abstained
                                    -----   --------  ---------
1.   Amendment of the Fund's
        investment policies.......  5,100      254        45
2.   Election of the following Directors:
      Prof. Dr. Claus Kohler......  6,749      211        --
      Dr. Ronaldo H. Schmitz......  6,751      209        --
      Hans G. Storr...............  6,827      133        --
      Christian H. Strenger.......  6,751      209        --
      Werner Walbrol..............  6,782      178        --
      Otto Wolff von Amerongen....  6,747      213        --
3.   Selection of Independent
        Accountants...............  6,738       39       183

* In thousands of shares.

--------------------------------------------------------
        1997 U.S. TAX INFORMATION (UNAUDITED)
--------------------------------------------------------

     The Fund intends to make an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Fund to its shareholders. The total amount of foreign taxes that will be passed through to the shareholders for the fiscal year ended October 31, 1997 is $242,909. The foreign source income for information reporting purposes is $553,058. The Fund made capital gain distributions of $20,965,478 during the year.

     This information is given to meet certain requirements of the Internal Revenue Code. Shareholders should refer to their Form 1099-DIV to determine the amounts includable on their respective tax returns for 1997.

--------------------------------------------------------
           VOLUNTARY CASH PURCHASE PROGRAM
           AND DIVIDEND REINVESTMENT PLAN

                     (UNAUDITED)
--------------------------------------------------------

    The Fund offers stockholders a Voluntary Cash Purchase Program and Dividend Reinvestment Plan ('Plan') which provides for optional cash purchases and for the automatic reinvestment of dividends and distributions payable by the Fund in additional Fund shares. A more complete description of the Plan is provided in the Plan brochure available from the Fund or from Investors Bank & Trust Company, the plan agent (the 'Plan Agent'), Shareholder Services, P.O. Box 1537, Boston, Massachusetts 02205 (telephone 1-800-356-2754). A stockholder should read the Plan brochure carefully before enrolling in the Plan.

    Under the Plan, participating stockholders ('Plan Participants') appoint the Plan Agent to receive or invest Fund distributions as described below under 'Reinvestment of Fund Shares.' In addition, Plan Participants may make optional cash purchases through the Plan Agent as often as once a month as described below under 'Voluntary Cash Purchases.' There is no charge to Plan Participants for participating in the Fund's Plan, although when shares are purchased under the Plan by the Plan Agent on the New York Stock Exchange or otherwise on the open market, each Plan Participant will pay a pro rata share of brokerage commissions incurred in connection with such purchases, as described below under 'Reinvestment of Fund Shares' and 'Voluntary Cash Purchases.'

ENROLLMENT AND WITHDRAWAL. In order to become a Plan Participant, stockholders must complete and sign the authorization form included in the Plan brochure and return it directly to the Plan Agent if shares are registered in their name. Stockholders who hold Fund shares in the name of a brokerage firm, bank or other nominee should contact such nominee to arrange for it to participate in the Plan on such stockholder's behalf. Participation in the Dividend reinvestment feature of the Plan is effective with the next dividend or capital gains distribution payable after the Plan Agent receives a stockholder's written authorization, provided such authorization is received prior to the record date for such dividend or distribution. A stockholder's written authorization must be received by the Plan Agent at least five business days in advance of the next cash purchase investment date (normally the 15th of every month) in order to make a cash purchase in that month.

    Plan Participants may withdraw from the Plan without charge by written notice to the Plan Agent. Plan Participants who choose to withdraw may elect to receive stock certificates representing all of the full shares held by the Plan Agent on their behalf, or to instruct the Plan Agent to sell such full shares and distribute the proceeds, net of brokerage commissions, to such withdrawing Plan Participant. Withdrawing Plan Participants will receive a cash adjustment for the market value of any fractional shares held on their behalf at the time of termination. Withdrawal will be effective immediately with respect to distributions with a record date not less than 10 days later than receipt of such written notice by the Plan Agent.

REINVESTMENT OF FUND SHARES. Whenever the Fund declares a dividend or capital gains distribution payable either in cash or in Fund shares, or payable only in cash, the Plan Agent automatically receives Fund shares for the account of each Plan Participant except as provided in the following paragraph. The number of shares to be credited to a Plan Participant's account shall be determined by dividing the equivalent dollar amount of the dividend or distribution payable to such Plan participant by the lower of the net asset value per share or the market price per share of the Fund's common stock on the payable date, or if the net asset value per share is less than 95% of the market price per share on such date, then by 95% of the market price per share.

    Whenever the Fund declares a dividend or capital gains distribution payable only in cash and the net asset value per share of the Fund's common stock exceeds the market value per share on the payable date, the Plan Agent will apply the amount of such dividend or distribution payable to Plan Participants of the Fund in Fund shares (less such Plan Participant's pro rata share of brokerage commissions incurred with respect to open-market purchases in connection with the reinvestment of such dividend or distribution) to the purchase on the open market of Fund shares for such Plan Participant's account. Such purchases will be made on or after the payable date for such dividend or distribution, and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. The Plan Agent may aggregate a Plan Participant's purchases with the purchases of other Plan Participants, and the average price (including brokerage commissions) of all shares purchased by the Plan Agent shall be the price per share allocable to each Plan Participant.

    For all purposes of the Plan, the market price of the Fund's common stock on a payable date shall be the last sales price on the New York Stock Exchange on that date, or, if there is no sale on such Exchange on that date, then the mean between the closing bid and asked quotations for such stock on such Exchange on such date. The net asset value per share of the Fund's common stock on a valuation date shall be as determined by or on behalf of the Fund.

    The Plan Agent may hold a Plan Participant's shares acquired pursuant to the Plan, together with the shares of other Plan Participants acquired pursuant to this Plan, in non-certificated form in the name of the Plan Agent or that of a nominee. The Plan Agent will forward to each Plan Participant any proxy solicitation material and will vote any shares so held for a Plan Participant only in accordance with the proxy returned by a Plan Participant to the Fund. Upon a Plan Participant's written request, the Plan Agent will deliver to a Plan Participant, without charge, a certificate or certificates for the full shares held by the Plan Agent.

VOLUNTARY CASH PURCHASES. Plan Participants have the option of making investments in Fund shares through the Plan Agent as often as once a month. Plan Participants may invest as little as $100 in any month and may invest up to $36,000 annually through the voluntary cash purchase feature of the Plan.

    The Plan Agent will purchase shares for Plan Participants on or about the 15th of each month. Cash payments received by the Plan Agent less than five business days prior to a cash purchase investment date will be held by the Plan Agent until the next month's investment date. Uninvested funds will not bear interest. The Plan Agent will deduct a pro rata share of brokerage commissions incurred in connection with voluntary cash purchases from the cash payments it receives from Plan Participants on whose behalf the purchases were made. Plan Participants may withdraw any voluntary cash payment by written notice received by the Plan Agent not less than 48 hours before such payment is to be invested.

AMENDMENT AND TERMINATION OF PLAN. The Plan may only be amended or supplemented by the Fund or by the Plan Agent by giving each Plan Participant written notice at least 90 days prior to the effective date of such amendment or supplement, except that such notice period may be shortened when necessary or appropriate in order to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory body.

    The Plan may be terminated by the Fund or by the Plan Agent by written notice mailed to each Plan Participant. Such termination will be effective with respect to all distributions with a record date at least 90 days after the mailing of such written notice to the Plan Participants.

FEDERAL INCOME TAX IMPLICATIONS OF REINVESTMENT OF FUND SHARES. Reinvestment of Fund shares does not relieve Plan Participants from any income tax which may be payable on dividends or distributions. For U.S. federal income tax purposes, when the Fund issues shares representing an income dividend or a capital gains dividend, a Participant will include in income the fair market value of the shares received as of the payment date, which will be ordinary dividend income or capital gains, as the case may be. The shares will have a tax basis equal to such fair market value, and the holding period for the shares will begin on the day after the date of distribution. If shares are purchased on the open market by the Plan Agent, a participant will include in income the amount of the cash payment made. The basis of such shares will be the purchase price of the shares, and the holding period for the shares will begin on the day following the date of purchase. State, local and foreign taxes may also be applicable.

EXECUTIVE OFFICES--
31 West 52nd Street, New York, NY 10019
(For latest net asset value, schedule of the Fund's largest holdings, dividend data and shareholder inquiries, please call 1-800-437-6269 in the U.S. or
617-443-6918 outside of the U.S.)

MANAGER--
Deutsche Morgan Grenfell Inc.

INVESTMENT ADVISER--
Deutsche Asset Management GmbH

CUSTODIAN AND TRANSFER AGENT--
Investors Bank & Trust Company

LEGAL COUNSEL--
Sullivan & Cromwell


INDEPENDENT ACCOUNTANTS--
Price Waterhouse LLP

DIRECTORS AND OFFICERS--
  DR. RONALDO H. SCHMITZ, Chairman,
    President and Director
  DETLEF BIERBAUM, Director
  JOHN A. BULT, Director
  PROF. DR. CLAUS KOEHLER, Director
+ EDWARD C. SCHMULTS, Director
+ HANS G. STORR, Director
  CHRISTIAN STRENGER, Director
  DR. JUERGEN F. STRUBE, Director
+ ROBERT H. WADSWORTH, Director
+ WERNER WALBROEL, Director
  OTTO WOLFF von AMERONGEN, Director
  G. RICHARD STAMBERGER, Executive Vice President and Chief Executive Officer
  ROBERT R. GAMBEE, Chief Operating Officer
    and Secretary
  JOSEPH M. CHEUNG, Chief Financial Officer
    and Treasurer
  LAURA J. WEBER, Assistant Secretary and
    Assistant Treasurer

                                ---------------

+ Member of the Audit Committee.
All investment management decisions are made by a committee of United States and German advisors.

 This report, including the financial statements herein, is transmitted to the shareholders of The Central European Equity Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. The information contained in the letter to shareholders, the interview with the portfolio manager and the report of investment adviser and manager in this report is derived from carefully selected sources believed reasonable. We do not guarantee its accuracy or completeness, and nothing in this report shall be construed to be a representation of such guarantee. Any opinions expressed reflect the current judgment of the author, and do not necessarily reflect the opinion of Deutsche Bank AG or any of its subsidiaries and affiliates.

 Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

 Comparisons between changes in the Fund's net asset value per share and changes in the Deutsche Aktien index should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the foreign currency/Dollar exchange rate.

----------------------------------------------------------
             SUMMARY OF GENERAL INFORMATION
----------------------------------------------------------


THE FUND

     The Central European Equity Fund is a non-diversified, closed-end investment company listed on the New York Stock Exchange with the symbol 'CEE'. The Fund seeks capital appreciation primarily through investment in Central and Eastern European equities. It is managed by Deutsche Morgan Grenfell Inc., using investment advice from the Deutsche Asset Management GmbH unit of Deutsche Bank AG, Germany's largest banking and financial services group.

SHAREHOLDER INFORMATION

     Daily prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers under the designation 'Centl Erpn Fd'. Net asset value and market price information are published each Monday in The Wall Street Journal and The New York Times, and each Saturday in Barron's and other newspapers in a table called 'Closed End Funds'. Daily information on the Fund's net asset value, together with the Deutsche mark exchange rate and the DAX index, is available by calling: 1-800-437-6269 (in the U.S.) or 617-443-6918 (outside of the U.S.). In addition, a schedule of the Fund's largest holdings, dividend data and general shareholder information may be obtained by calling these numbers.

     For periodic updates please also visit our Web site:
http://www.ceefund.com.


THERE ARE THREE CLOSED-END FUNDS FOR YOUR SELECTION:


o Germany Fund-investing exclusively in German equities, primarily the 'blue chip' corporations.

o New Germany Fund-investing primarily in the middle-market German companies, and up to 20% outside Germany (with no more than 10% in any single country outside of Germany).

o Central European Equity Fund-investing primarily in Central and Eastern Europe as well as Russia.

    Please consult your broker for advice on any of the above or call 1-800-437-6269 (in the U.S.) or 617-443-6918 (outside of the U.S.) for shareholder reports.


                                   [ LOGO ]


                              THE CENTRAL EUROPEAN
                               EQUITY FUND, INC.


                                 ANNUAL REPORT


                                OCTOBER 31, 1997